UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2025

QuickLogic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Lundy Avenue, San Jose, CA		95131-1816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition.

On November 11, 2025, QuickLogic Corporation (“QuickLogic”) issued a press release and held a conference call announcing its financial results for the fiscal third quarter ended September 28, 2025. A copy of the press release and a full transcript of the conference call (the "Transcript") are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

QuickLogic is making reference to non-GAAP financial information in the press release. The Transcript also contains certain non-GAAP financial measures. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.

Item 7.01 Regulation FD Disclosure.

On November 11, 2025, QuickLogic Corporation (“QuickLogic”) issued a press release regarding its financial results for the fiscal third quarter ended September 28, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. In addition, the press release and Transcript furnished as exhibits to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about QuickLogic's business contained in the press release and Transcript are "forward-looking" rather than historic.

Disclaimer: The information contained in the Transcript furnished as Exhibit 99.2 is a textual representation of an audio recording of the earnings call and while efforts are made to provide an accurate transcription, there may be material errors, omissions, or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume responsibility for any investment or other decisions made based upon the information provided in this Transcript. Users are advised to review the audio recording and the Company's SEC filings before making any investment or other decisions. An archived recording of the earnings call will be available for 30 days on the Company's Investor Relations section of the Company's website at https://ir.quicklogic.com/ir-calendar.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

99.1	Press release of QuickLogic Corporation reporting financial results for the fiscal third quarter ended September 28, 2025.
99.2	Transcript of QuickLogic Corporation conference call announcing financial results for the fiscal third quarter ended September 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2025	QuickLogic Corporation

/s/ Elias Nader
Elias Nader Chief Financial Officer, and Senior Vice-President, Finance